UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2005

U-STORE-IT TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32324	20-1024732
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)
6745 Engle Road, Suite 300
Cleveland, OH 44130

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (440) 234-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, U-Store-It Trust (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 26, 2005, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of National Self Storage Operating Entities (“National”) in accordance with Rule 3-14 and Article 11 of Regulation S-X. In addition, the Company completed acquisitions of other self-storage facilities during 2005 and is including their results in the pro forma financial information.
In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
National Self Storage Operating Entities
Independent Auditors’ Report.

Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses for the Six Months Ended June 30, 2005 (unaudited) and Year Ended December 31, 2004.

Notes to Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses.
(b) Pro Forma Financial Information.
Unaudited Pro Forma Condensed Consolidated Financial Information.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Twelve Months Ended December 31, 2004.

Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations.

INDEX TO FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF U-STORE-IT TRUST AND SUBSIDIARIES (THE “COMPANY”):
Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of June 30, 2005	4
Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2005	8
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Twelve Months Ended December 31, 2004	9
Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations	10

NATIONAL SELF STORAGE OPERATING ENTITIES
Independent Auditors’ Report	20
Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses	21
Note to Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses	22

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2005
(Dollars in Thousands)

		Completed and Probable		Completed			Probable
		Financing		Facility			Facility	U-Store-It
	Historical	Transactions		Acquisitions			Acquisitions	Trust
	(1)	(2)		(3)		Subtotal	(4)	Pro Forma
ASSETS
Storage facilities — net	$847,539	$—		$303,012	(iii)	$1,150,551	$82,828	$1,233,379
Cash	5,808	167,424	(i)	(71,700)	(i)	101,532	(70,037)	31,495
Restricted cash	14,090	—		—		14,090	—	14,090
Loan procurement costs — net	6,932	2,576	(ii)	—		9,508	—	9,508
Other assets	5,244	—		98	(iii)	5,342	—	5,342

TOTAL	$879,613	$170,000		$231,410		$1,281,023	$12,791	$1,293,814

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Loans payable	$489,372	$170,000	(iii)	$169,542	(ii)	$828,914	$12,791	$841,705
Capital lease obligations	90	—		—		90	—	90
Accounts payable and accrued expenses	12,234	—		95	(ii)	12,329	—	12,329
Distribution payable	10,457	—		—		10,457	—	10,457
Rents received in advance	6,917	—		195	(ii)	7,112	—	7,112
Security deposits	609	—		78	(ii)	687	—	687

Total liabilities	519,679	$170,000		169,910	(ii)	859,589	12,791	872,380

MINORITY INTEREST	17,275	—		34,140	(iv)	51,415	—	51,415

SHAREHOLDERS’ EQUITY:
Common shares	373	—		—		373	—	373
Additional paid-in-capital	396,932	—		27,360	(iv)	424,292	—	424,292
Unearned share grant compensation	(82)	—		—		(82)	—	(82)
Accumulated deficit	(54,564)	—		—		(54,564)	—	(54,564)

Total shareholders’ equity	342,659	—		27,360		370,019	—	370,019

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$879,613	$170,000		$231,410		$1,281,023	$12,791	$1,293,814

See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
June 30, 2005
(Dollars in Thousands)
Presentation
     The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company reflects adjustments related to (1)the Company’s financing transactions completed subsequent to June 30, 2005, (2) a currently pending financing transaction, (3) the acquisition of 88 self-storage facilities (including National) completed subsequent to June 30, 2005 and (4) the probable acquisitions of 17 self-storage facilities, and is presented as if they all had occurred on June 30, 2005.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been had the acquisitions and financings described above occurred on June 30, 2005, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2005.
Notes
(1)	Reflects the historical condensed consolidated balance sheet of U-Store-It Trust as of June 30, 2005 (Unaudited).

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
June 30, 2005
(Dollars in Thousands)
(2)	Reflects financing transactions which U-Store-It Trust completed subsequent to June 30, 2005 and a currently probable financing transaction. Proceeds from the completed mortgage loans were primarily used to fund acquisitions subsequent to June 30, 2005 including the acquisition of self-storage facilities from National Self Storage in July 2005 and two individual facilities in New Jersey in July 2005. The remaining amounts were and will be used to repay borrowings under our revolving credit facility.
(i)	Reflects net cash provided by completed and probable financing transactions:

Multi-facility 5.13% fixed rate mortgage due 2012	$80,000
Multi-facility 4.96% fixed rate mortgage due 2012	80,000
Multi-facility 5.98% fixed rate mortgage due 2015	75,000 (a)
Less cash paid for new loan procurement costs	(2,576)
Less repayment of revolving credit facility	(65,000)

Net cash received as part of financing transactions	$167,424

(ii)	Represents adjustments to loan procurement costs from the completed and probable financing transactions:

Multi-facility 5.13% mortgage loan, due 2012	$1,158
Multi-facility 4.96% fixed rate mortgage due 2012	1,018
Multi-facility 5.98% fixed rate mortgage due 2015	400	(a)

Adjustments to loan procurement costs from completed and probable financial transactions:	$2,576

(iii)	As part of the completed and probable financing transactions, we will increase total debt by:

Multi-facility 5.13% fixed rate mortgage due 2012	$80,000
Multi-facility 4.96% fixed rate mortgage due 2012	80,000
Multi-facility 5.98% fixed rate mortgage due 2015	75,000	(a)
Less repayment of revolving credit facility	(65,000)

Net increase in debt	$170,000

(a)	We expect to enter into a multi-facility fixed rate mortgage loan in October 2005 in the amount of up to $75,000 which loan will bear interest at 5.98% and mature in October 2015. We assumed the obligation to enter into this loan in connection with National Self Storage acquisition.
(3)	Represents the adjustments related to the acquisition of 88 self-storage facilities. These acquisitions were completed from July 1, 2005 through September 27, 2005.

The acquisition cost for the assets is calculated as follows:

Paid from cash on hand	$71,700	(i)
Fair value of debt and other net liabilities assumed	169,910	(ii)
Operating partnership units granted at fair value	61,500

Aggregate acquisition cost	$303,110

(i) Reflects cash on hand used for the purchase of the facilities; a portion of this cash was provided by financing described above	$(71,700)

(ii) As part of the completed facility acquisition transactions, total debt and other liabilities increased by:

Borrowing under the revolving credit facility	$86,537
Debt assumed between July 1, 2005 and July 31, 2005 related to National Self Storage acquisition:
Mortgage loans collateralized by certain facilities of National Self Storage due from 2007 to 2014, effective interest rates ranging from 5.00% to 5.59% per annum	42,794	(a)
Mortgage loans collateralized by certain facilities of National Self Storage due 2006, stated interest rate 8.02% per annum	40,211

Total debt	169,542

Other liabilities assumed:
Accounts payable and accrued expenses	95
Rents received in advance	195
Security deposits	78

	368

Total debt and other net liabilities	$169,910

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
June 30, 2005
(Dollars in thousands)

(iii) The allocation of the aggregate acquisition cost to the assets acquired is as follows:

Storage facilities	$303,012
Other assets	98

Total assets acquired	$303,110

(iv) Reflects the adjustment to minority interest as a result of capital transactions executed during 2005:

Operating partnership units granted at fair value	$61,500
Dilution adjustment	(27,360	)(b)

Minority interest	$34,140

(a)	Includes $2,300 mark to market adjustment.

(b)	Amount represents the dilution adjustment resulting from the issuance of operating partnership units during 2005.
(4)	Represents the adjustments related to the probable acquisition of 17 self-storage facilities.
        The acquisition cost for the facilities is calculated as follows:

Paid from cash on hand	$70,037
Fair value of debt assumed	12,791	(a)

Total acquisition cost	$82,828

(a)	Includes $400 mark to market adjustment.

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2005
(Dollars in Thousands Except Per Share Amounts)

		Completed
		and Probable		Completed		Probable
		Financing		Facility		Facility	Other		U-Store-It
	Historical	Transactions		Acquisitions		Acquisitions	Adjustments		Trust
	(1)	(2)		(3)	Subtotal	(4)	(5)		Pro Forma
REVENUES:
Rental income	$59,077	$—		$20,039	$79,116	$2,613	$—		$81,729
Other property related income	4,422	—		976	5,398	85			5,483

Total revenues	63,499	—		21,015	84,514	2,698	—		87,212

OPERATING EXPENSES:
Property operating expenses	22,810	—		8,535	31,345	992	—		32,337
Depreciation	16,765	—		6,784	23,549	1,558	—		25,107
General and administrative	6,254	—		199	6,453	28	—		6,481

Total operating expenses	45,829	—		15,518	61,347	2,578	—		63,925

OPERATING INCOME	17,670	—		5,497	23,167	120	—		23,287

OTHER EXPENSE:
Interest expense	12,949	5,447	(i)	4,939	23,335	358	—		23,693
Loan procurement amortization and other expense	744	176	(ii)	—	920	—	—		920

Total other expense	13,693	5,623		4,939	24,255	358	—		24,613

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	3,977	(5,623)		558	(1,088)	(238)	—		(1,326)

Minority interest	(156)	—		—	(156)	—	318	(i)	162

INCOME (LOSS) FROM CONTINUING OPERATIONS	$3,821	$(5,623)		$558	$(1,244)	$(238)	$318		$(1,164)

Earnings (loss) from continuing operations per share:
Basic earnings (loss) per share	$0.10								$(0.03)
Diluted earnings (loss) per share	$0.10								$(0.03)

Weighted average share information:
Basic shares outstanding	37,477,920								37,477,920
Diluted shares outstanding	37,501,575								37.477,920

See accompanying notes.

U-STORE-IT TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Twelve Months Ended December 31, 2004
(Dollars in Thousands Except Per Share Amounts)

		IPO and	Completed and		Completed		Probable
		Related	Probable Financing		Facility		Facility	Other	U-Store-It
	Historical	Transactions	Transactions		Acquisitions		Acquisitions	Adjustments	Trust
	(6)	(7)	(8)		(9)	Subtotal	(10)	(11)	Pro Forma
REVENUES;
Rental income	$86,945	$—	$—		$68,085	$155,030	$3,847	$—	$158,877
Other property related income	4,663	1,912			3,792	10,367	110	—	10,477

Total revenues	91,608	1,912	—		71,877	165,397	3,957	—	169,354

OPERATING EXPENSES:
Property operating expenses	35,666	1,520			28,153	65,339	1,778	—	67,117
Depreciation	22,328	1,062			24,508	47,898	3,159	—	51,057
Management fees to related party/general and administrative	7,943	4,037			543	12,523	55	—	12,578

Total operating expenses	65,937	6,619	—		53,204	125,760	4,992	—	130,752

OPERATING INCOME (EXPENSE)	25,671	(4,707)	—		18,673	39,637	(1,035)	—	38,602

OTHER EXPENSE:
Interest expense	23,813	65	12,557	(i)	10,331	46,766	715	—	47,481
Loan procurement amortization expense and other	5,939	(5,152)	352	(ii)	—	1,139	—	—	1,139
Early extinguishment of debt	7,012	(7,012)	—		—	—	—	—	—
Costs incurred to acquire management company	22,152	—	—		—	22,152	—	—	22,152

Total other expense	58,916	(12,099)	12,909		10,331	70,057	715	—	70,772
(LOSS) INCOME BEFORE MINORITY INTEREST	(33,245)	7,392	(12,909)		8,342	(30,420)	(1,750)	—	(32,170)
Minority interest	898	—	—		—	$898	—	3,027	3,925

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(32,347)	$7,392	$(12,909)		$8,342	(29,522)	$(1,750)	$3,027	$(28,245)

Earnings (Loss) from continuing operations per share:
Basic earnings (loss) per share									$(0.75)
Diluted earnings (loss) per share									$(0.75)

Weighted average share information:
Basic shares outstanding									37,477,920
Diluted shares outstanding									37,477,920

See accompanying notes.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
Presentation
     The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the Six Months Ended June 30, 2005 and the Twelve Months Ended December 31, 2004 are based on the Consolidated Historical Statements of Operations of the Company and are presented as if (1) the Company’s initial public offering (“IPO”) and the formation transactions that took place at the time of the IPO, (2) the financing transaction completed and pending subsequent to the IPO, (3) the acquisition of self-storage facilities completed subsequent to the IPO, and (4) the probable acquisitions of 17 self-storage facilities, all had occurred on January 1, 2004.
     In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The Unaudited Pro Forma Condensed Consolidated Statements of Operations are presented for illustrative purposes only and are not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2004, nor does it purport to represent the future results of operations of the Company.
Notes
(1)	Reflects the historical consolidated statement of income of U-Store-It Trust for the six months ended June 30, 2005 (Unaudited).
(2)	Adjustments relate to the interest expense and loan procurement amortization expense related to the completed and probable financing transactions subsequent to June 30, 2005.
(i)	Reflects net increase in interest expense as a result of completed and probable financing transactions:

Multi-facility 5.13% fixed rate mortgage due 2012	$2,024
Multi-facility 4.96% fixed rate mortgage due 2012	1,957
Multi-facility 5.98% fixed rate mortgage due 2015	2,212	(a)
Less repayment of revolving credit facility	(746)

Net increase in interest expense	$5,447

(ii)	Represents adjustments to loan procurement expense related to the completed and probable financing transactions:

Multi-facility 5.13% fixed rate mortgage due 2012	$83
Multi-facility 4.96% fixed rate mortgage due 2012	73
Multi-facility 5.98% fixed rate mortgage due 2015	20	(a)

	$176

(a)	We expect to enter into a multi-facility fixed rate mortgage loan in October 2005 in the amount of up to $75,000, which loan will bear interest at 5.98% and mature in October 2015. We assumed the obligation to enter into this loan in connection with the National Self Storage acquisition.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)

(3)	Represents the results of operations which will be reflected in our operating partnership as a result of the acquisition of 123 storage facilities. These acquisitions were completed from January 1, 2005 through September 27, 2005. For facilities acquired prior to June 30, 2005, the following results of operations only include amounts not already included in historical results of operations.

		A-1			Frisco		A-1		National			Elizabeth &							Total Completed
	Ford	Self	Option	Liberty	I & II,	Ocoee,	Self	Extra	Self	Tempe,	Clifton,	Hoboken,		Pensacola,	Miami,				Facility
	Storage	Storage	Facilities	Self-Stor(d)	TX	FL	Storage	Closet	Storage	AZ	NJ	NJ	Colorado	FL	FL	Texas	Adjustments		Acquisitions
TOTAL FACILITIES	5	4	3	17	2	1	1	2	70	1	1	2	7	1	2	4			123
REVENUES:
Rental income	$305	$446	$256	$1,200	$362	$170	$277	$308	$12,103	$178	$793	$520	$1,190	389	$770	$772			$20,039
Other property related income		16	10	31		19	9	8	620	12	38	92	48	9	5	59			976

Total revenues	305	462	266	1,231	362	189	286	316	12,723	190	831	612	1,238	398	775	831	0		21,015

OPERATING EXPENSES:
Property operating expenses	148	148	90	480	43	65	118	214	4,835	81	310	312	553	102	369	405	$262	(b)	8,535
Depreciation																	6,784	(a)	6,784
General and administrative/ management fees to related party	18	12	17			11	15		671		35	39	62	23	83	27	(814	)(b)	199

Total operating expenses	166	160	107	480	43	76	133	214	5,506	81	345	351	615	125	452	432	6,232		15,518

OPERATING INCOME	139	302	159	751	319	113	153	102	7,217	109	486	261	623	273	323	399	(6,232)		5,497

OTHER EXPENSE:
Interest expense																	4,939	(c)	4,939
Loan procurement amortization expense

Total other expense	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	4,939		4,939
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	139	302	159	751	319	113	153	102	7,217	109	486	261	623	273	323	399	(11,171)		558
Minority interest

INCOME (LOSS) FROM CONTINUING OPERATIONS	$139	$302	$159	$751	$319	$113	$153	$102	$7,217	$109	$486	$261	$623	$273	$323	$399	$(11,171)		$558

(a)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired in 2005 of:

Amount of storage facility acquisitions closed as of June 30, 2005	$134,711
Amount of storage facility acquisitions closed from July 1, 2005 to September 27, 2005	303,012

	$437,723	, with $324,927 allocated to buildings and $112,796 allocated to land.

Depreciation expense for acquisitions made prior to June 30, 2005 was only adjusted for depreciation expense not already reflected in the historical financial statements.
(b)	Management fees of $1,013 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Additional costs of $461 are anticipated to be incurred to manage the new facilities purchased. Adjustment reflects net difference between these expenses.
(c)	Represents additional interest expense from debt assumed in connection with completed facility transactions:
Additional interest on loan assumed between January 1, 2005 and June 30, 2005:

Mortgage loan collateralized by Frisco II, TX facility, due 2014, effective interest rate of 5.25% per annum	$58

Interest on loans assumed between July 1, 2005 and September 27, 2005:

Mortgage loans collateralized by certain facilities of National Self Storage due from 2007 to 2014, effective interest rates ranging from 5.00% to 5.59% per annum	1,097
Mortgage loans collateralized by certain facilities of National Self Storage due 2006, stated interest rate 8.02% per annum	1,612
Interest from borrowings under our revolving credit facility related to acquisitions completed subsequent to June 30, 2005	2,172

Total increase in interest expense	$4,939

(d)	Results of operations exclude one facility which was sold in the second quarter of 2005.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(4)	Represents the following results of operations which will be reflected in our operating partnership as a result of the probable acquisition of 17 self-storage facilities.

								Total
								Probable
			Dallas,	Jacksonville,				Facility
	Texas		TX	FL		Adjustments		Acquisitions

TOTAL FACILITIES	8	(d)	8	1	(e)			17
REVENUES:
Rental income	$955		$1,658					$2,613
Other property related income	85							85

Total revenues	1,040		1,658	0		0		2,698

OPERATING EXPENSES:
Property operating expenses	702		254			$36	(b)	992
Depreciation						1,558	(a)	1,558
General and administrative	41					(13	)(b)	28

Total operating expenses	743		254	0		1,581		2,578

OPERATING INCOME (EXPENSE)	297		1,404	0		(1,581)		120

OTHER EXPENSE:
Interest expense						358	(c)	358
Loan procurement amortization expense

Total other expense	0		0	0		358		358
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	297		1,404	0		(1,939)		(238)
Minority interest

INCOME (LOSS) FROM CONTINUING OPERATIONS	$297		$1,404	$0		$(1,939)		$(238)

(a)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired of $82,828, with $61,484 allocated to buildings and $21,344 allocated to land.
(b)	Management fees of $41 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Additional costs of $64 are anticipated to be incurred to manage the new facilities purchased. Adjustment reflects net difference between these expenses.
(c)	Adjustment represents interest expense relating to assumed mortgages secured by five of the facilities.

(d)	Includes one facility currently under construction.

(e)	The Jacksonville, FL facility is not scheduled to open before December 2005.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(5)	Reflects the allocation of income to minority interest holders (approximately 12.2%)

(6)	Reflects the historical consolidated statement of income of U-Store-It Trust from October 21, 2004 to December 31, 2004 and historical consolidated and combined operating results for the Predecessor from January 1, 2004 to October 20, 2004. The operating results for the year ended December 31, 2004 are not comparable to future expected operating results of U-Store-It Trust since they include various IPO-related charges.

(7)	Reflects the impact of our IPO and related transactions:

	IPO	IPO
	Formation	Offering	Financing	Other	IPO and
	Transactions	Transactions	Transactions	Adjustments	Related
	(a)	(b)	(c)	(d)	Transactions

REVENUES:
Rental income
Other property related income		$1,912			$1,912

Total revenues	0	1,912	0	0	1,912

OPERATING EXPENSES:
Property operating expenses		1,520			1,520
Depreciation	$1,062				1,062
Management fees to related party/ general and administrative		1,510		$2,527	4,037

Total operating expenses	1,062	3,030		2,527	6,619

OPERATING INCOME (EXPENSE)	(1,062)	(1,118)	0	(2,527)	(4,707)

OTHER EXPENSE:
Interest expense	3,868		$(3,803)		65
Loan procurement amortization expense and other	3,482		(8,634)		(5,152)
Early extinguishment of debt				(7,012)	(7,012)

Total other expense	7,350	0	(12,437)	(7,012)	(12,099)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	(8,412)	(1,118)	12,437	4,485	7,392
Minority interest

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(8,412)	$(1,118)	$12,437	$4,485	$7,392

(a)	The following table summarizes the pro forma impact of certain transactions that occurred on May 4, 2004 assuming that they occurred on January 1, 2004, as a result of the purchase of the interests in Acquiport/Amsdell I Limited Partnership from the Common Retirement Fund of the State of New York (the “Fund”) and the Square Foot Companies, LLC (“Square Foot”), a company owned by our President and Chief Financial Officer.

		Purchase of the Fund’s	Repayment of	Total IPO
	Lehman Brothers	and Square Foot’s	Revolving Line	Formation
	Term Loan (1)	Ownership Interest (2)	of Credit (3)	Transactions
Depreciation expense		$1,062		$1,062

Interest expense	$5,744		$(1,876)	$3,868

Loan procurement cost amortization	$3,744		$(262)	$3,482

(1)	Interest expense associated with the term loan from an affiliate of Lehman Brothers, with an average interest rate of 4.13%. Adjustment reflects interest expense of approximately $8,743, net of the portion of the interest expense, $2,999, which was included in the historical Acquiport/Amsdell (the “Predecessor”) financial statements. The loan procurement cost adjustment reflects amortized loan procurement costs of approximately $5,615, net of the portion of the costs, $1,871, that was included in the historical Predecessor amounts. The total loan procurement costs incurred of $11,231 are amortized over a 12 month period.

(2)	Adjustments relate to the depreciation associated with the step-up in basis of depreciable assets associated with the purchase of the Fund’s and Square Foot’s ownership interests, net of the amount included in the historical Predecessor financial statements.

(3)	Adjustment relates to the elimination of interest expense relating to the revolving line of credit in 2004, which was repaid with proceeds from the new term loan from an affiliate of Lehman Brothers on May 4, 2004, and the amortization associated with the revolving credit facility loan procurement costs.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(b)	Adjustments relate to the purchase of U-Store-It Mini Warehouse Co. concurrent with the closing of our IPO.

Amount represents adjustment to ancillary revenues from the purchase of U-Store-It Mini Warehouse Co:	$1,912	(1)

Amount represents adjustment to property operating expenses from the purchase of U-Store-It Mini Warehouse Co:
Cost of goods sold	$1,279	(2)
Provision for income taxes	241	(3)

	$1,520

Amount represents adjustments to management fees to related party/general and administrative expense from the purchase of U-Store-It Mini Warehouse Co:
Management fees	$(3,689	)(4)
Employee compensation	2,448	(5)

General and administrative	2,751	(6)

	$1,510

(1)	Ancillary revenue was historically revenue of U-Store-It Mini Warehouse Co. as stipulated in the management agreement between U-Store-It Mini Warehouse Co. and Acquiport/ Amsdell I Limited Partnership. Following the termination of the management contracts, this income was earned by our operating partnership.

(2)	Represents the cost of goods sold associated with the ancillary revenue.

(3)	Amount relates to the estimated tax at 38% on net ancillary income earned at our taxable REIT subsidiary.

(4)	Amount represents the elimination of management fees paid to U-Store-It Mini Warehouse Co.

(5)	Amount represents the payroll and fringe benefit costs associated with the employees who became employees of the operating partnership in connection with the purchase of U-Store-It Mini Warehouse Co.

(6)	Amount represents the general and administrative overhead charges associated with the U-Store-It Mini Warehouse Co.’s headquarters.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(c)	Adjustments relate to the interest expense and loan procurement amortization expense related to incurrence of new senior mortgage debt in October 2004:

Interest expense adjustment:
Interest expense on senior 5.09% fixed rate mortgage due 2009	$3,788
Interest expense on senior 5.19% fixed rate mortgage due 2010	3,863
Interest expense on senior 5.33% fixed rate mortgage due 2011	3,967
Less interest expense on loans repaid in the financing transactions:
Mortgage loan collateralized by the Lakewood, OH facility, due April 2009, stated interest rate of 7.00% per annum	(119)
Mortgage loan collateralized by the Lake Worth, FL facility, due August 2004, stated interest rate of 3.15% per annum	(263)
Mortgage loan collateralized by the Lake Worth, FL facility, due December 2004, stated interest rate of 3.15% per annum	(51)
Mortgage loan collateralized by the Vero Beach I, FL facility, due December 2006, stated interest rate of 3.59% per annum	(22)
Mortgage loan collateralized by the San Bernardino IV, CA facility, due April 2006, stated interest rate of 9.35% per annum	(89)
Mortgage loan collateralized by the Boca Raton, FL facility, due September 2009, stated interest rate of 7.55% per annum	(127)
Mortgage loan collateralized by the Lancaster, CA facility, due May 2008, stated interest rate of 7.38% per annum	(65)
Mortgage loan collateralized by the Vista, CA facility, due February 2008, stated interest rate of 7.51% per annum	(127)
Note payable to related parties, due December 2004, average interest rate of 6.10% per annum	(56)
Term loan provided by an affiliate of Lehman Brothers, due May 2005, average interest rate of 4.21% per annum	(14,361)
Elimination of effect of interest rate swap on a mortgage secured by the Lake Worth, FL facility, due August 2004	(141)

Net decrease in interest expense	$(3,803)

Loan procurement amortization expense adjustment:
Senior 5.09% fixed rate mortgage due 2009	$74
Senior 5.19% fixed rate mortgage due 2010	68
Senior 5.33% fixed rate mortgage due 2011	60
Revolving credit facility due 2006	435
Less loan procurement amortization expense on repaid indebtedness:
Mortgage loan collateralized by the Lakewood, OH facility, due April 2009, stated interest rate of 7.00% per annum	(15)
Mortgage loan collateralized by the Lake Worth, FL facility, due August 2004, stated interest rate of 3.15% per annum	(8)
Mortgage loan collateralized by the Lake Worth, FL facility, due December 2004, stated interest rate of 3.15% per annum	(3)
Mortgage loan collateralized by the Lancaster, CA facility, due May 2008, stated interest rate of 7.38% per annum	(2)
Term loan provided by an affiliate of Lehman Brothers, due May 2005, average interest rate of 4.21% per annum	(9,243)

$(8,634)

(d)	Other adjustments:

Adjustment relates to reduction of loan procurement cost amortization and loan prepayment penalties applicable to early extinguishment of debt	$(7,012)

Adjustment for non-recurring compensation charge related to issuance of deferred share grants at the IPO	$(2,400)
Adjustment to increase compensation expense for employment agreements	917
Adjustment to increase stock compensation expense	527
Estimated incremental general and administrative costs associated with becoming a public company	3,483

$2,527

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(8)	Adjustments relate to the interest expense and loan procurement amortization expense related to the completed and probable financing transactions subsequent to December 31, 2004.
(i)	Reflects increase in interest expense as a result of completed and probable financing transactions:

Multi-facility 5.13% mortgage loan, due 2012	$4,104
Multi-facility 4.96% mortgage loan, due 2012	3,968
Multi-facility 5.98% mortgage loan, due 2015	4,485	(a)

	$12,557

(ii)	Represents adjustments to loan procurement expense related to the completed and probable financing transactions:

Multi-facility 5.13% mortgage loan, due 2012	$166
Multi-facility 4.96% mortgage loan, due 2012	146
Multi-facility 5.98% mortgage loan, due 2015	40	(a)

	$352

(a)	We expect to enter into a multi-facility fixed rate mortgage loan in October 2005 in the amount of up to $75,000, which loan will bear interest at 5.98% and mature in October 2015. We assumed the obligation to enter into this loan in connection with the National Self Storage acquisition.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)

(9)	Represents the results of operations which will be reflected in our operating partnership as a result of the acquisition of 170 self storage facilities. All of these acquisitions have been completed prior to the date of the offering. For facilities acquired prior to December 31, 2004, the following results of operations only include amounts not already included in historical results of operations.

																									Total
		Bradenton II &							Liberty						National										Completed
	Metro	West Palm	California,	Dania	Option	Gaithersburg,	Ford	A-1 Self	Self-		Frisco		A-1 Self	Extra	Self	Tempe,	Clifton,	Elizabeth &		Pensacola,	Miami,				Facility
	Storage	Beach II, FL	MD	Beach, FL	Facilities	MD	Storage	Storage	Stor(d)		I & II, TX	Ocoee, FL	Storage	Closet	Storage	AZ	NJ	Hoboken, NJ	Colorado	FL	FL	Texas	Adjustments		Acquisitions

TOTAL FACILITIES	42	2	1	1	3	1	5	4	17	(e)	2	1	1	2	70	1	1	2	7	1	2	4			170
REVENUES:
Rental income	$16,204	$1,986	$544	$1,431	$1,664	$1,159	$1,835	$2,221	$5,180		$1,007	$581	$800	$755	$23,773	$361	$1,695	$1,107	$2,349	$468	$1,498	$1,467			$68,085
Other property related income	1,673	99	15	27	47	33		79				64	9	43	1,239	28	104	86	105	24	11	106			3,792

Total revenues	17,877	2,085	559	1,458	1,711	1,192	1,835	2,300	5,180		1,007	645	809	798	25,012	389	1,799	1,193	2,454	492	1,509	1,573	0		71,877

OPERATING EXPENSES:
Property operating expenses	6,540	787	296	1,202	812	478	647	572	1,940		186	243	309	281	8,949	154	562	661	1,072	147	800	790	$725	(b)	28,153
Depreciation																							24,508	(a)	24,508
Management fees to related party/ general and administrative	536	216	33		101	72	105	54			54	36	29	48	1,302		81	87	123	31	204	52	(2,621	)(b)	543

Total operating expenses	7,076	1,003	329	1,202	913	550	752	626	1,940		240	279	338	329	10,251	154	643	748	1,195	178	1,004	842	22,612		53,204

OPERATING INCOME	10,801	1,082	230	256	798	642	1,083	1,674	3,240		767	366	471	469	14,761	235	1,156	445	1,259	314	505	731	(22,612)		18,763

OTHER EXPENSE:
Interest expense																							10,331	(c)	10,331
Loan procurement amortization expense

Total other expense	0	0	0	0	0	0	0	0	0		0	0	0	0	0	0	0	0	0	0	0		10,331		10,331
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	10,801	1,082	230	256	798	642	1,083	1,674	3,240		767	366	471	469	14,761	235	1,156	445	1,259	314	505	731	(32,943)		8,342
Minority interest

INCOME (LOSS) FROM CONTINUING OPERATIONS	$10,801	$1,082	$230	$256	$798	$642	$1,083	$1,674	$3,240		$767	$366	$471	$469	$14,761	$235	$1,156	$445	$1,259	$314	$505	731	$(32,943)		$8,342

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)

(a)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired of:

2004 acquisitions	$235,752
Amount of storage facility acquisitions as of June 30, 2005	134,711
Amount of storage facility acquisitions from July 1, 2005 to September 27, 2005	303,012

	$673,475	, with $499,929 allocated to buildings and $173,546 allocated to land.

Depreciation expense for acquisitions made in 2004 was only adjusted for depreciation expense not already reflected in historical financial statements
(b)	Management fees of $3,164 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Additional costs of $1,268 are anticipated to be incurred to manage the new properties purchased. Adjustment reflects net difference between these expenses.

(c)	Represents additional interest expense from debt assumed in connection with completed facility transactions:

Additional interest on loans assumed between January 1, 2005 and June 30, 2005:
Mortgage loan collateralized by Gaithersburg, MD facility, due 2010, effective interest rate of 5.25% per annum	$392
Mortgage loan collateralized by Frisco II, TX facility, due 2014, effective interest rate of 5.25% per annum	204

596
Interest on loans assumed between July 1, 2005 and September 27, 2005:

Mortgage loans collateralized by certain facilities of National Self Storage due from 2007 to 2014, effective interest rates ranging from 5.00% to 5.59% per annum	2,194
Mortgage loans collateralized by certain facilities of National Self Storage due 2006, stated interest rate 8.02% per annum	3,223
Interest from borrowings under our revolving credit facility related to acquisitions completed subsequent to June 30, 2005	4,318

Total increase in interest expense	$10,331

(d)	Results of operations include one facility which was sold in the second quarter of 2005.

(e)	Excludes one facility which was sold in the second quarter of 2005.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands)
(10)	Represents the results of operations which will be reflected in our operating partnership as a result of the probable acquisition of 17 self-storage facilities.

								Total Probable
			Dallas	Jacksonville,				Facility
	Texas		TX	FL		Adjustments		Acquisitions

TOTAL FACILITIES	8	(d)	8	1	(e)			17
REVENUES:
Rental income	$1,154		$2,693					$3,847
Other property related income	110							110

Total revenues	1,264		2,693	0		0		3,957

OPERATING EXPENSES:
Property operating expenses	1,188		523			$67	(b)	1,778
Depreciation						3,159	(a)	3,159
Management fees to related party/ general and administrative	64					(9	)(b)	55

Total operating expenses	1,252		523	0		3,217		4,992

OPERATING INCOME (EXPENSE)	12		2,170	0		(3,217)		(1,035)

OTHER EXPENSE:
Interest expense						715	(c)	715
Loan procurement amortization expense

Total other expense	0		0	0		715		715
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST	12		2,170	0		(3,932)		(1,750)
Minority interest

INCOME (LOSS) FROM CONTINUING OPERATIONS	$12		$2,170	$0		$(3,932)		$(1,750)

(a)	Depreciation expense adjustment includes depreciation calculated on a straight line basis over the estimated useful lives ranging between 5-39 years on assets acquired of $82,828, with $61,484 allocated to buildings and $21,344 allocated to land.

(b)	Management fees of $64 are eliminated as these represent fees paid to an unaffiliated management company that will no longer be incurred. Additional costs of $122 are anticipated to be incurred to manage the new facilities purchased. Adjustment reflects net difference between these expenses.

(c)	Adjustment represents interest expense relating to assumed mortgages secured by five of the facilities.

(d)	Includes one facility currently under construction.

(e)	The Jacksonville, FL facility is not scheduled to open before December 2005.
(11)	Reflects the allocation of income to minority interest holders (approximately 12.2%).

INDEPENDENT AUDITORS’ REPORT
To the Partners of
National Self Storage Operating Entities
      We have audited the accompanying Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses (Historical Summary) of the Facilities owned by National Self Storage Operating Entities for the year ended December 31, 2004. This Historical Summary is the responsibility of the management of The Schomac Group and Subsidiaries. Our responsibility is to express an opinion on the Historical Summary based on our audit.
      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of U-Store-It Trust as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the Facilities.
      In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Combined Operating Revenues and Specified Expenses described in Note 1 of the Facilities owned by National Self Storage Operating Entities for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
/s/ Clifton Gunderson LLP
Phoenix, Arizona
August 12, 2005

NATIONAL SELF STORAGE OPERATING ENTITIES
Summary of Historical Information Relating to Combined
Operating Revenues and Specified Expenses

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2005	2004

	(Unaudited)
Operating revenues
Rental, net of rental discounts	$12,103,302	$23,773,455
Merchandise sales and other income	620,209	1,238,639

Total operating revenues	12,723,511	25,012,094
Specified expenses
Cost of operations	4,835,221	8,949,379
Management fees	670,962	1,301,646

Total specified expenses	5,506,183	10,251,025

Operating revenues in excess of specified expenses	$7,217,328	$14,761,069

See accompanying notes to the summary of historical information relating to combined operating revenues and specified expenses.

NATIONAL SELF STORAGE OPERATING ENTITIES
NOTES TO SUMMARY OF HISTORICAL INFORMATION RELATING TO
COMBINED OPERATING REVENUES AND SPECIFIED EXPENSES
Note 1 — Acquisition of Facilities, Basis of Presentation, and Significant Accounting Policies
      Acquisition of facilities: In accordance with a Purchase and Sale Agreement (“Agreement”), U-Store-It, L.P., a Delaware limited partnership of which U-Store-It Trust is the sole general partner, acquired sixty-six self storage facilities, four office parks, and one mobile home park described in the Agreement (the “Facilities”) located in Arizona, California, Colorado, New Mexico, Tennessee, Texas, and Utah owned by National Self Storage, The Schomac Group, Inc. and the other entities identified as sellers in the Agreement (“National Self Storage”).
      Basis of presentation: The accompanying Summary of Historical Information Relating to Combined Operating Revenues and Specified Expenses (Historical Summary) for the year ended December 31, 2004 and the six months ended June 30, 2005 (unaudited) has been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the actual operations of the Facilities.
      Interim information: The Historical Summary for the six months ended June 30, 2005, is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the Historical Summary for the interim period, on the basis described above, have been included. The results of such interim period are not necessarily indicative of the results for an entire year.
      Significant accounting policies follow:
      Accounting estimates: The preparation of the Historical Summary requires management to make a number of estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.
      Revenue recognition: Rental income is generated from the leasing of the self storage facilities and commercial rental property for terms that are generally less than one year. Ancillary income includes administration fees, late charges and revenue from the sale of merchandise, i.e., locks and storage boxes. The terms at the commercial rental properties are generally more than one year.
      Specified expenses: Specified expenses exclude certain costs that may not be comparable to the future operations of these facilities. Excluded items consist of interest expense, depreciation and amortization, certain corporate costs and other expense not related to the future operations of the Facilities.
      Management fees: Management fees are included at the specific percentage applicable to each facility for services provided by National Self Storage Management, Inc. (an affiliate of National Self Storage Operating Entities) related to property accounting, store management oversight, human resources and financial management.
This information is an integral part of the accompanying summary of historical information relating to combined operating revenues and specified expenses.

SIGNATURE
     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

U-STORE-IT TRUST (Registrant)

Date: September 30, 2005	By:	/s/ STEVEN G. OSGOOD

Name: Steven G. Osgood, President and Chief Financial Officer